                                                                   EXHIBIT 10.23




RECORDED AT THE REQUEST OF AND
WHEN RECORDED MAIL TO:

The Frost National Bank
P.O. Box 1600
San Antonio, TX 78296-1400

Attention:       Pat Mascorro
                 Loan Department
                 Location RB-2

--------------------------------------------------------------------------------

                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                            ------------------------


         THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING(this "Deed of Trust") is made as of the 15th day of September, 1997, by and between SOUTHWESTERN ICE, INC., a Texas corporation, a wholly owned subsidiary of Packaged Ice, Inc., a Texas corporation ("Trustor"), whose mailing address is 8572 Katy Freeway, Suite 101, Houston, Texas 77024, in favor of Jimmy R. Locke, of Bexar County, Texas, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder, as trustee ("Trustee"), whose mailing address is The Frost National Bank, P.O. Box 1600, San Antonio, TX 78296- 1400, for the benefit of THE FROST NATIONAL BANK, a national banking association, agent for each of the banks under the Credit Agreement (as defined below), as beneficiary ("Beneficiary"), whose mailing address is P.O. Box 1600, San Antonio, Texas 78296.


                                   ARTICLE 1

                                   BACKGROUND

         1.01 Credit Agreement. Beneficiary has made, or agreed to make, various loans to Packaged Ice, Inc., a Texas corporation (the "Borrower") as more fully described in the Credit Agreement, of even date herewith, by and between Borrower, Beneficiary, and certain Banks named therein, as amended, supplemented, modified, restated or extended from time to time (the "Credit Agreement"). All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

         1.02    Notes.   Each  Revolving  Credit  Note (as  such  term is
defined in the Credit Agreement) executed by Borrower payable to the order of any Bank, evidencing loans advanced to Borrower under the Credit Agreement, in an aggregate principal face amount of $20,000,000, bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on April 15, 2003, together with any renewals, increases, extensions, restatements, or modifications thereof (collectively the "Note").

         1.03 Security Documents. The loans described in the Credit Agreement, including, but not limited to, the Revolving Credit Loans, are
secured  by the collateral  described in, among other things:   (a) this Deed
of Trust; and (b) the Security Agreement, of even date herewith, by and between Trustor, as




                                                       SWI ARIZONA DEED OF TRUST
debtor,  and Beneficiary,  as secured  party (the  "Security Agreement").   The
loans described in the Credit Agreement are also secured by other collateral as described in the Credit Agreement.

         1.04 Loan Documents. The Credit Agreement, Revolving Credit Loan, the Note, this Deed of Trust, the Security Agreement, and assignments, agreements, documents or instruments executed by or on behalf of Trustor with respect to the foregoing documents or the transactions contemplated thereby, each as may hereafter be modified, amended, extended, renewed or replaced, shall be collectively referred to herein as the "Loan Documents."

                                   ARTICLE 2
                       GRANT IN TRUST; SECURITY INTEREST

         The Secured Obligations as defined in Article 3 below shall be secured by the Real Property Collateral described in Section 2.01 below
and the  Personal Property Collateral  described in  Section 2.02 below.    The
Real Property Collateral and the Personal Property Collateral are hereinafter collectively referred to as the "Property".

         2.01 Real Property Collateral. For the purpose of securing payment and performance of the Secured Obligations, Trustor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale, all rights, title, interest, estates, powers and privileges of Trustor in or to all of the following, now or hereafter acquired (the "Real Property Collateral"):

                 A. The real property situated in Maricopa County, Arizona described on Exhibit A attached hereto and incorporated herein by this reference (the "Land").

                 B. The interest that Trustor possesses in the buildings, structures and improvements now or hereinafter located or constructed on the Land, together with all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment, appliances, fixtures and other property, including, but not limited to, all storage tanks and pipe lines, all gas, electric, heating, cooling air conditioning, filtration, hot water, refrigeration, plumbing and lighting fixtures and equipment, all floor coverings, all wells, pumps, pipes, motors, and engines and pumping apparatus and equipment, which have been or may later be attached or affixed in any manner to any building, structure or improvement now or hereafter located or later to be constructed on the Land (collectively, the "Improvements");

                 C. All the rights, rights of way, easements, licenses, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to or used in connection with the Land, the Improvements, and any part thereof or as a means of access thereto, including, but not limited to, any claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same;

                 D. All leases, subleases, licenses and concessions or other agreements relating to, or affecting the use, occupancy or maintenance of, or services provided to, the Property, now or hereafter affecting the Property or any portion thereof (collectively, the "Ancillary Rights").


                                      2                SWI ARIZONA DEED OF TRUST

                 E. Any strips or gores adjacent, used in connection with or pertaining, to the Land or the Improvements.

                 F. All rentals, earnings, income, receipts, royalties, revenues, issues and profits (the "Rents") which, after the date hereof, and while Secured Obligations remain unpaid, may accrue from the Land, the Improvements or any part of the foregoing, subject, however, to the right, power and authority conferred upon Trustor to collect and apply such proceeds set forth herein; and

         2.02    Personal Property Collateral.   For the  purpose of securing
payment and performance of the Secured Obligations, Trustor grants to Beneficiary a security interest in all rights, title, interest, estates, powers and privileges of Trustor in or to all of the following, now or hereafter acquired, to the extent constituting personal property (the "Personal Property Collateral"):

                 A.       The Improvements;

                 B. All "goods" (as defined in Chapter 9 of the Uniform Commercial Code of the State of Arizona (Title 47, Arizona Revised Statutes ("A.R.S.")) or any successor or similar statute (the "UCC"));

                 C. All (i) plans and specifications for the Improvements, (ii) Trustor's rights, but not liability for any breach by Trustor, under all commitments (including any commitment for financing to pay any of the Secured Obligations (hereafter defined), insurance policies and other contracts and general intangibles directly relating to the development or operation of the Real Property Collateral (including, but not limited to trademarks, trade names and symbols); (iii) deposits (including, but not limited to Trustor's rights in tenants' security deposits, deposits with respect to utility services to the Real Property Collateral, and any deposits or reserves hereunder or under any other Loan Document, taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Real Property Collateral; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Real Property Collateral; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Real Property Collateral; (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Real Property Collateral which are in the possession of Trustor or in which Trustor can otherwise grant a security interest;

                 D. All rights of Trustor under any policy or policies of hazard or liability insurance relating to the Property and any and all riders, amendments, extensions, renewals, supplements, or extensions thereof, and all proceeds, loss payments, and premium refunds which may become payable with respect to such insurance policies;

                 E. All construction, service, engineering, consulting, architectural, and other similar contracts of any nature (including, but not limited to, those of any general contractors and subcontractors) as such may be modified, amended, or supplemented from time to time, concerning the design, construction, management, operation, occupancy, use, and/or disposition of any or all of the Real Property Collateral;

                 F.       All  blueprints,   architectural  drawings,   plans,
specifications,  soil   tests, feasibility  studies, appraisals, engineering
reports, and similar materials owned by Trustor relating to any or all of the Real Property Collateral;


                                      3                SWI ARIZONA DEED OF TRUST

                 G. All payment and performance bonds or guaranties and any and all modifications and extensions thereof relating to the Real Property Collateral;

                 H. All assignable governmental permissions, environmental clearances, rights, licenses, permits, approvals, consents, and materials prepared for filing with any governmental agency, as are necessary for the development, design, commencement, continuation, completion, operation, occupancy, use, and disposition of any or all of the Real Property Collateral;

                 I. All sales contracts and proceeds, whether cash, promissory notes, contracts rights or otherwise, escrow agreements, broker's agreements, instruments, notes, and agreements for sale concerning the sale or disposition of any or all of the Real Property Collateral;

                 J. All rights under, and all proceeds of, any commitment by any lender to extend financing to Trustor relating to the Real Property Collateral;

                 K. All shares of water stock relating to the Real Property Collateral;

                 L. All of the outstanding warranties and guaranties from manufacturers, vendors, and contractors relating to the Real Property Collateral;

                 M. All prepaid expenses, all deposits made with or other security given to utility companies by Trustor with respect to the Real Property Collateral and all advance payments of insurance premiums made by Trustor and all claims or demands relating thereto;

                 N.       All  deposits   relating  to  the   construction,
design,   development,  operation, occupancy, use and disposition of any portion of or all of the Real Property Collateral;

                 O. All proceeds and claims arising on account of any damage to or taking of the Real Property Collateral or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Real Property Collateral;

                 P. All judgments, awards of damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Real Property Collateral; and

                 Q. All proceeds, whether cash, promissory notes, and other property, real or personal or otherwise, resulting from the sale or other disposition of all or any part of the foregoing whether now or hereafter existing.


                                      4                SWI ARIZONA DEED OF TRUST

                                   ARTICLE 3
                              SECURED OBLIGATIONS

     Trustor has granted, conveyed, transferred and assigned its interest in the Property in Article 2 above for the purpose of securing the following obligations (collectively, the "SECURED OBLIGATION"):

          3.01 Payment and performance of all obligations of Trustor under the terms of the Credit Agreement (including, but not limited to, the Revolving Credit Loan), together with all extensions, modifications, substitutions or renewals thereof or other advances made thereunder;

          3.02 Payment and performance of all obligations of Trustor under the terms of the Revolving Credit Loan and the Note, and all other notes given in substitution therefor, together with all extensions, modifications, supplement, increase, substitutions, extensions, or renewals thereof or other advances made thereunder, in whole or in part (such other Banks, or the subsequent holders at the time in question of the Note or any of the Secured Obligations being collectively herein called "HOLDERS" and individually a "HOLDER";

          3.03 All indebtedness and other obligations owed by Trustor (or any of them) to any Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing, or otherwise executed in connection with the loans evidenced by the Notes, including, but not limited to any loan or credit agreement, tri-party financing agreement or other agreement between Trustor (or any of them) and Holders, or among Trustor (or any of them), Holders and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note or any of the Loan Documents.

          3.04 All other loans and future advances made by any Holder to any Trustor and/or Borrower (or any of them) and all other debts, obligations and liabilities of Trustor of every kind and character now or hereafter existing in favor of any Holder, and arising under the Credit Agreement, the Note, or any of the other Loan Documents, and whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to such Holder or to a third party and subsequently acquired by such Holder, it being contemplated that Trustor may hereafter become indebted to one or more Holders for such other debts, obligations and liabilities arising from the Credit Agreement, the Note, or any of the other Loan Documents; provided, however, and notwithstanding the foregoing provisions of this Section 3.04, this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which any such Holder is by applicable law prohibited from obtaining a lien on real estate nor shall this Section 3.04 operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.

          3.05 Payment and performance of every obligation, covenant and agreement of Trustor contained in this Deed of Trust, together with all extensions, modifications, substitutions or renewals hereof;

          3.06 Payment and performance of every obligation, covenant and agreement of Trustor contained in each of the other Loan Documents, together with all extensions, modifications, substitutions or renewals thereof or other advances made thereunder; and


                                       5               SWI ARIZONA DEED OF TRUST

          3.07 Payment and performance of all other obligations and liabilities of Trustor to Beneficiary, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Beneficiary by assignment or otherwise.

THE OBLIGATIONS SECURED BY THIS DEED OF TRUST MAY INCLUDE INTEREST AT A VARIABLE RATE. SOME OF THE OBLIGATIONS SECURED BY THIS DEED OF TRUST
INCLUDE A SERIES OF ADVANCES THAT WILL BE OF A REVOLVING NATURE THAT MAY BE MADE, REPAID AND REMADE FROM TIME TO TIME, EVEN IF THE UNPAID BALANCE OWED ON SUCH OBLIGATION HAS PREVIOUSLY BEEN REDUCED TO ZERO.


                                   ARTICLE 4
                      COVENANTS AND AGREEMENTS OF TRUSTOR

          4.01 Payment of Secured Obligations. Trustor shall pay when due the principal, interest and all other amounts due to Beneficiary as provided in the Note or the other Loan Documents.

          4.02 Maintenance, Repair, Alterations. Trustor: (a) shall maintain, keep and preserve the Property in good condition and repair; (b) shall not remove, demolish or substantially alter any of the Improvements (other than (i) repairs in the ordinary course of business of a non-structural nature which serve to preserve or increase the value of the Property and (ii) alterations that are required by law), in whole or in part, without the prior written consent of Beneficiary; (c) shall complete promptly and in a good and workmanlike manner any Improvements which may be now or hereafter constructed on the Property and promptly restore (unless expressly provided to the contrary in any Loan Document) in like manner any Improvements which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor, whether or not insurance or other proceeds are available for such restoration; (d) shall comply with all laws, ordinances, rules, regulations, covenants, conditions and restrictions now or hereafter affecting the Property or any part thereof or requiring any alteration or improvement to be made thereon or thereto; (e) shall not commit, suffer or permit any act to be done in, upon or to the Property or any part thereof in violation of any law, ordinance, rule, regulation or order; (f) shall not commit or permit any waste or deterioration of the Property; (g) shall keep and maintain grounds, sidewalks, roads, parking and landscape areas located on or abutting the Land in good and neat order and repair; (h) will not take (or fail to take) any action, which if taken (or not so taken) would increase in any way the risk of fire or other hazard occurring to or affecting the Property or otherwise would impair the security of Beneficiary in the Property; (i) shall not abandon the Property or any portion thereof or leave the Property unprotected, unguarded, vacant or deserted for a period of time greater than thirty (30) days; (j) shall not initiate, join in or consent to any change in any zoning ordinance, general plan, specific plan, private restrictive covenant or other public or private restriction limiting the uses which may be made of the Property; (k) shall secure and maintain in full force and effect all permits necessary for the use, occupancy and operation of the Property; (l) except as permitted in the Credit Agreement, shall not cause or permit any fixture or any article of Personal Property Collateral to be removed from the Property without the prior written consent of Beneficiary unless the same shall have been replaced in the ordinary course of business by substantially equivalent property; (m) shall submit to Beneficiary a duplicate set of plans and specifications, which must be approved or waived by Beneficiary, before any material improvements, repairs or alterations are begun which affect the Property; (o) except as otherwise prohibited or restricted by any of the Loan Documents, shall do any and all other acts which may be reasonably necessary to protect and preserve the value of the Property and the rights of Trustee and Beneficiary with respect thereto.

                                       6               SWI ARIZONA DEED OF TRUST

          4.03 Taxes and Other Impositions. Trustor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including, but not limited to all ad valorem taxes assessed against the Property or any part thereof, except for any such taxes or charges being contested in good faith and by proper proceedings for which adequate reserves in accordance with generally accepted accounting principles have been taken, and shall deliver promptly to Beneficiary such evidence of the payment thereof as Beneficiary may reasonably required.

          4.04 Insurance. Trustor shall obtain and maintain at Trustor's sole expense: (1) all-risk insurance with respect to all insurable
Property, against loss or damage by fire, lighting, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all risk" coverage and against such other insurable hazards as Beneficiary may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Trustor and Beneficiary from becoming a coinsurer, such insurance to be in Builder's Risk (non- reporting) form during and with respect to any construction on the Land; (2) if and to the extent any portion of the Land is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount available; (3) commercial general public liability insurance, on an "occurrence" basis, for the benefit of Trustor and Beneficiary as named insured: (4) statutory workers' compensation insurance with respect to any work on or about the Land; and (5) such other insurance on the Property as may from time to time be reasonably required by Beneficiary (including, but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Beneficiary, and shall require not less than thirty
(30) days' prior written notice to Beneficiary of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Trustor with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Trustor or Beneficiary and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in the Beneficiary's reasonable opinion the financial responsible of such insurer is or becomes inadequate, Trustor shall, in each instance promptly upon the request of Beneficiary and at Trustor's expense, obtain and deliver to Beneficiary a like policy (or, if and to the extent permitted by Beneficiary, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be. Without limiting the discretion of Beneficiary with respect to required endorsements to insurance policies for loss of or damage to the Property shall contain a standard mortgage clause (without contribution) naming Beneficiary, as agent for the Banks, as mortgagee with loss proceeds payable to Beneficiary notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured;
(ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Beneficiary under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Beneficiary, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Beneficiary at the


                                       7               SWI ARIZONA DEED OF TRUST
time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Beneficiary, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Trustor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Beneficiary evidence satisfactory to Beneficiary of the timely payment thereof. If any loss occurs at any time when Trustor has failed to perform Trustor's covenants and agreements in this paragraph, Beneficiary shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Trustor, to the same extent as if it had been made payable to Beneficiary. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the secured indebtedness, all of Trustor's right, title and interest in and to the insurance policies referred to in this Article 4.04 (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Beneficiary shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Beneficiary in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Beneficiary on demand. Beneficiary shall not be, under any circumstances, liable or responsible for the obtaining, maintaining or adequacy of any insurance or for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Trustor. Any such proceeds received by Beneficiary shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including attorneys' fees, at Beneficiary's option be (1) released to Trustor, or (2) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. Trustor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

               4.05 Casualties. Trustor shall give prompt written notice thereof to Beneficiary after the happening of any casualty to or in connection with the Property or any part thereof, whether or not covered by insurance if the damages caused thereby exceed $25,000. In the event of such casualty, the gross proceeds of the insurance relating to such Property (the "Proceeds"), less all expenses (including attorneys' fees) incurred in the collection of such Proceeds, shall be payable to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such Proceeds in such a case directly to Beneficiary. If
Trustor receives any Proceeds resulting from such casualty, Trustor shall promptly pay over such Proceeds to Beneficiary. Beneficiary is hereby authorized and empowered by Trustor, at Beneficiary's option and in Beneficiary's sole discretion, as attorney-in-fact for Trustor, with full power of substitution, to make proof of loss, to appear in and prosecute any action arising from any policy or policies of insurance, and upon the occurrence of an Event of Default (as defined in Section 8.01 below), to settle, adjust, or compromise any material claim for loss, damage or destruction under any policy or policies of insurance. The appointment granted herein shall be deemed to be a power coupled with an interest. Trustor shall not settle, adjust or compromise any claim for loss, damage or destruction of the Property or any part thereof under any policy or policies of insurance without the prior written consent of Beneficiary to such settlement, adjustment or compromise. In the event of any damage to or destruction of the Property, all, or any part, of the proceeds may be applied to the Secured Obligations or to the restoration and repair of the Property, as Beneficiary may determine in its sole and absolute discretion; provided, however, that if Beneficiary requires Trustor to restore and repair the Property, then Beneficiary shall pay to Trustor all Proceeds up to the amount required to complete such restoration and repair. Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Property as provided in Section 4.02 above, or restoring all damage or destruction to the Property, regardless of whether or not there


                                       8               SWI ARIZONA DEED OF TRUST
are Proceeds available to Trustor or whether any such Proceeds are sufficient in amount; provided, however, if Proceeds are applied to the restoration or repair of the Property by Beneficiary, Trustor shall not be obligated to pay for repair and restoration up to the amount of Proceeds so available, but shall be nevertheless liable for any amounts exceeding available Proceeds for the restoration and repair of the Property. Application or release by Beneficiary of any Proceeds shall not cure or waive any default, notice of default or Event of Default under this Deed of Trust or invalidate any act done pursuant to any notice of default.

         4.06    Assignment  of  Policies  Upon Foreclosure.    In  the event
of a trustee's sale, judicial foreclosure of this Deed of Trust or other transfer of title or assignment of the Property in satisfaction, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by Section 4.03 above and any unearned premiums paid thereon shall, without further act, be assigned to and shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Property, and Trustor hereby irrevocably appoints Beneficiary its lawful attorney-in-fact, with full power of substitution, to execute an assignment thereof and any
other document necessary to  effect such transfer.   The appointment  granted
herein shall  be deemed to  be a power coupled with an interest.

         4.07    Indemnification; Subrogation; Waiver of Offset.

                 A. If Beneficiary is made a party to any litigation concerning this Deed of Trust, any of the other Loan Documents, the Property or any part thereof or interest therein, or the occupancy of the Property by Trustor or a tenant of Trustor, then Trustor shall indemnify, protect, defend and hold Beneficiary harmless for, from and against any and all liability by reason of said litigation, including attorneys' fees and expenses incurred by Beneficiary as a result of any such litigation, whether or not any such litigation is prosecuted to judgment; provided, however, that Trustor's obligations under this sentence shall not apply to liability to Beneficiary arising as the sole result of the gross negligence or willful
misconduct of Beneficiary.   Upon the occurrence  of an Event of Default
hereunder, Beneficiary may employ an attorney or attorneys to protect its rights hereunder and under the other Loan Documents, and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorneys' fees and expenses incurred by such Beneficiary, whether or not an action is actually commenced against Trustor by reason of its breach.

                 B. Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Property, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust, unless such loss or damage was caused solely by Beneficiary's gross negligence or willful misconduct and then only to the extent that such loss or damage is not covered by insurance proceeds; provided, however, that this waiver of subrogation shall not be effective with respect to any policy of insurance permitted or required by this Deed of Trust if:
(i) such policy prohibits, or if coverage thereunder would be reduced as a result of, such waiver of subrogation; and (ii) Trustor is unable to obtain from a carrier issuing such insurance a policy that, by special endorsement or otherwise, permits such a waiver of subrogation.

                 C. Except as otherwise specifically provided herein, all sums payable by Trustor pursuant to the Loan Documents, and all Secured Obligations, shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any


                                      9                SWI ARIZONA DEED OF TRUST
condemnation or similar taking of the Property or any part thereof; (ii) any restriction or prevention of or interference by any third party with any use of the Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or any part thereof, by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation of other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding;
(v) any claim which Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby.

         4.08    Reserve for  Insurance, Taxes  and Assessments.   Upon the
occurrence of an Event of Default and upon the written request of Beneficiary, to secure certain of Trustor's obligations in this Article 4, but not in lieu of such obligations, Trustor will deposit with Beneficiary a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Beneficiary and prorated to the end of the calendar month following the month during which Beneficiary's request is made, and thereafter will deposit with Beneficiary, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time to time by Beneficiary) to permit Beneficiary to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such
policies of insurance.   Beneficiary shall have the right to rely  upon tax
information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of
any  such taxes  or assessments.   Any  excess over  the amounts required for
such purposes shall be held by Beneficiary for future use, applied to any secured indebtedness or refunded to Trustor, at Beneficiary's option, and any deficiency in such funds so deposited shall be made up Trustor upon demand of Beneficiary. All such funds so deposited shall bear no interest, may be mingled with the general funds of Beneficiary and shall be applied by Beneficiary toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Beneficiary by Trustor (which statements shall be presented by Trustor to Beneficiary a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Beneficiary's option be applied to the payment of the secured indebtedness in the order determined by Beneficiary in its sole discretion, and Beneficiary may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late
charges with respect thereto.   The conveyance or  transfer of Trustor's
interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Trustor's interest in and rights to such funds held by Beneficiary under this paragraph but subject to the rights of Beneficiary hereunder.

         4.09 Utilities. Trustor shall pay or shall cause to be paid when due all utility charges which are incurred for the benefit of the Property or which may become a charge or lien against the Property for gas, electricity, water or sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Property or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.


                                     10                SWI ARIZONA DEED OF TRUST

         4.10    Defense of Actions  and Costs.   Trustor, at  no cost or
expense to Beneficiary or Trustee, shall appear in and defend any action or proceeding purporting to affect the security or validity of this Deed of Trust or of, the other Loan Documents, the interest of Beneficiary herein or therein, or the rights, powers or duties of Beneficiary or Trustee hereunder or thereunder. If Beneficiary and Trustee, or either of them, elects to become a party to such action or proceeding, or is made a party thereto or to any other action or proceeding, of whatever kind or nature, concerning this Deed of Trust, any of the Loan Documents, the Property or any part thereof or interest therein, or the occupancy thereof, Trustor shall indemnify, protect, defend and hold Trustee and Beneficiary harmless for, from and against any and all liability, damage, cost and expense incurred by Trustee and Beneficiary, or either of them, by reason of said action or proceeding (including, but not limited to, Trustee's reasonable fees and expenses, the reasonable fees and expenses of attorneys for Trustee and for Beneficiary, and other expenses, of whatever kind or nature, incurred by Trustee or Beneficiary, or either of them, as a result of such action or proceeding), whether or not such action or proceeding is prosecuted to judgment or decision. Immediately upon demand therefor by Trustee or Beneficiary, Trustor shall pay thereto an amount equal to Trustor's liability to such person under this Section 4.10, together with interest thereon from date of expenditure at the Default Rate; and until paid, such sums shall be secured hereby.

         4.11 Actions by Beneficiary to Preserve Property. If Trustor fails to make any payment or to do any act as and in the manner provided herein or in any of the other Loan Documents, subject to applicable notice and cure periods, if any, Beneficiary, and Trustee, and each of them each in its own discretion, without obligation so to do, without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general and other powers, whether conferred herein, in any other Loan Document or by law), Beneficiary and Trustee, and each of them, shall have and are hereby given the right, but not the obligation: (a) to enter upon and take possession of the Property; (b) to make additions, alterations, repairs and improvements to the Property which they or either of them may consider reasonably necessary or proper to keep the Property in good condition and repair; (c) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (d) to pay, purchase, contest or compromise any encumbrance, claim, tax, stamp tax, assessment, water rate, sewer rate, insurance premium, repair, rent charge, inspection, charge, lien or debt which in the judgment of either may affect or appears to affect the security of this Deed of Trust or to be prior or superior hereto or any other agreement given to partially secure the indebtedness secured hereby; and (e) in exercising such powers, to pay reasonable, necessary expenses, including employment of
counsel or  other necessary or desirable consultants.   Trustor shall,
immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all reasonable costs and expenses incurred by it in connection with the exercise by Beneficiary of the foregoing rights including, but not limited to, costs of evidence of title, court costs, appraisals, surveys, receiver's fees, Trustee's and attorneys' fees, costs and expenses, the fees and expenses of attorneys for Trustee, whether or not an action is actually commenced in connection therewith, together with interest thereon, from the date of such expenditures until Beneficiary has been repaid such amount, at the Default Rate and, until paid, said sums shall be secured hereby.

         4.12    Survival  of Obligations  and Warranties.   Trustor  shall
fully and faithfully satisfy and perform the obligations of Trustor contained herein and in the other Loan Documents, each agreement of Trustor incorporated by reference therein or herein and each agreement the performance of which is secured hereby or thereby, and any modification or amendment hereof or thereof. All representations, warranties and covenants of Trustor contained herein or in any such other Loan Document between Trustor and Beneficiary shall survive the execution and delivery hereof and shall remain continuing obligations, warranties and representations of Trustor during any time when any portion of the Secured Obligations remain outstanding.

                                     11                SWI ARIZONA DEED OF TRUST

         4.13    Condemnation.   Trustor shall notify  Beneficiary immediately
after Trustor becomes aware of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Trustor shall, at Trustor's expense, diligently prosecute any such
proceedings.   Beneficiary shall have the right (but not the obligation) to participate in any such proceeding, and to be represented by counsel of its own choice. Beneficiary shall be entitled to receive all sums which may be awarded or become payable to Trustor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Trustor for injury or damage to the Property, provided it is applied to the secured indebtedness. Trustor shall, promptly upon request of Beneficiary, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Beneficiary to collect and receipt for any such sums. All such sums are hereby assigned to Beneficiary, and shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including reasonable attorneys' fees, at Beneficiary's option be (1) released to Trustor, or (2) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration of the Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over
to Trustor.   Beneficiary is hereby authorized, in the name of Trustor, to execute and  deliver valid  acquittance for, and to  appeal from,  any such
award, judgment  or decree.   All reasonable costs  and  expenses  (including
but not limited to reasonable attorneys' fees) incurred by Beneficiary in connection with any condemnation shall be a demand obligation owing by Trustor (which Trustor hereby promises to pay) to Beneficiary pursuant to this Deed of Trust.

         4.14    Compliance with  Legal Requirements.   The  Property and the
use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (defined below). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Trustor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Property constitutes a non-conforming use under any zoning law or similar
law or ordinance applicable  thereto.   Trustor  has  obtained  and shall
preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Property that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Trustor will promptly furnish a copy of such notice or claim to Beneficiary. Trustor has received no notice and has no knowledge of any such noncompliance. As used in this Deed of Trust: (i) the term "Legal Requirement" means any applicable local, state or federal law, rule or regulation, agreement, covenant, restriction, easement or condition.

         4.15    Additional Security.   No  other security now  existing, or
hereafter taken, to secure the Secured Obligations nor the liability of any maker, surety, guarantor or endorser with respect to the Secured Obligations, or any of them, shall be impaired or affected by the execution of this Deed of Trust; and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety,
guarantor  or endorser for  the payment of  said indebtedness.   In the event
Beneficiary at any time holds additional security for any of the Secured Obligations, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

                                     12                SWI ARIZONA DEED OF TRUST

         4.16 Inspections. Trustor hereby agrees that Trustee or Beneficiary, or both, during such times as are reasonable under the
then-existing  circumstances,  may  conduct  from   time  to  time,  through
representatives of their  own choice, on-site inspections and observations  of:
(a) the maintenance and repair of the Property, including a review of all maintenance and repair programs and practices and all reports and records, including the records of expenditures, relating thereto; and (b) such other facilities, practices and records of Trustor relating to the Property as Beneficiary deems to be necessary or appropriate in order to monitor Trustor's compliance with the provisions of this Deed of Trust and of any of the Loan Documents.

         4.17    Liens.   Trustor shall  pay and promptly  discharge when due,
at Trustor's  cost and expense, all liens,  encumbrances  and charges  upon the Property, or any part thereof or interest therein or, alternatively, deposit with the Beneficiary an acceptable surety bond or
provide other security acceptable to the Beneficiary.   If Trustor shall fail
either to remove and discharge any such lien, encumbrance or charge or to deposit security in accordance with the preceding sentence, if applicable, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, without inquiring into the validity of such lien, encumbrance or charge, nor into the existence of any defense or offset thereto, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all reasonable costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien, encumbrance or charge together with interest therein from the date of such expenditure at the Default Rate, and, until paid, such sums shall be secured hereby.

         4.18    Beneficiary's Powers.   Without affecting the  liability of
any other person liable for the payment of the Secured Obligations, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of the Secured Obligations, Beneficiary may, from time to time and without notice: (a) release any person so liable; (b) extend the maturity or alter any of the terms of any such obligation; (c) grant other indulgences; (d) release or reconvey, or cause to be released or reconveyed at any time, at Beneficiary's option, any parcel, portion or all of the Property; (e) take or release any other or additional security for any obligation herein mentioned; or (f) make compositions or other arrangements
with debtors  in relation  thereto.   By accepting  payment or  performance of
any obligation secured by this Deed of Trust after the payment or performance thereof is due or after the recording of a notice of sale, Beneficiary shall not have thereby waived its right to require prompt payment or performance, when due, of all other Secured Obligations, or to declare the occurrence of an Event of Default for failure so to pay or perform, or to proceed with the sale under any notice of the occurrence of an Event of Default, statement of breach or non-performance and notice of sale theretofore given by Beneficiary or Trustee, or with respect to any unpaid balance of the other Secured Obligations. The acceptance by Beneficiary of any sum in an amount less than the sum then due shall not constitute a waiver of the
obligation of Trustor  to pay the entire  sum then due.   Trustor's failure to
pay the entire sum then due shall continue to be an Event of Default, notwithstanding the acceptance of partial payment, and, until the entire sum then due shall have been paid, Beneficiary or Trustee shall at all times be entitled to declare the occurrence of an Event of Default and to exercise all the remedies herein conferred, and the right to proceed with a sale under any notice of the occurrence of an Event of Default, statement of breach or non-performance or notice of sale shall in no way be impaired, whether or not such amounts are received prior or subsequent to such notice
or statement.   No delay  or omission of  Trustee or Beneficiary  in the
exercise of any right or power hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any Event of Default or any acquiescence therein.

                                     13                SWI ARIZONA DEED OF TRUST

         4.19    Other  Instruments.   Trustor shall  punctually pay  all
amounts due and payable, and shall promptly and faithfully perform or observe each and every other obligation or condition to be performed or observed, under each deed of trust, mortgage or other lien or encumbrance, lease, sublease, declaration, covenant, condition, restriction, license, order or other instrument or agreement which affects or appears to affect the Property, whether at law or in equity. Nothing contained in this Section
4.19 shall give to or confer upon Trustor any right to place any other deeds of trust, mortgages or other liens or encumbrances against the Property without obtaining Beneficiary's prior written consent.

         4.20 Transfer of Property by Trustor. Trustor agrees that in the event the interest of Trustor in the Property, or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, alienated, encumbered, leased, assigned, conveyed or otherwise transferred by Trustor, whether by operation of law or otherwise, without the prior written consent of Beneficiary, the Secured Obligations, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or
notice  shall immediately become due and payable.   Beneficiary shall not
exercise this option if (a) Trustor causes to be submitted to Beneficiary information required by Beneficiary to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Beneficiary reasonably determines that Beneficiary's security will not be impaired by the loan assumption and that the risk of a default under this Deed of Trust is acceptable to Beneficiary. To the extent permitted by applicable law, Beneficiary may charge a reasonable fee as a condition to Beneficiary's
consent  to  the  loan assumption.   Beneficiary  may  also require  the
transferee to sign an assumption agreement acceptable to Beneficiary that obligates the transferee under this Deed of Trust. Notwithstanding the assumption by the transferee, the Trustor named herein shall continue to be obligated under the Loan Documents unless Beneficiary releases Trustor in
writing.   This provision shall apply to  each and every sale, transfer or conveyance, regardless of whether or not Beneficiary has consented to or waived Beneficiary's rights hereunder, whether by action or non-action, in connection with any previous sale, transfer or conveyance.
Notwithstanding the preceding, to the extent permitted by the Credit Agreement, Trustor shall be entitled to dispose of items of Personal Property Collateral which become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Property, provided that Trustor immediately substitutes and installs replacement Personal Property Collateral of at least comparable worth, value and utility. All such substituted items shall be installed free of all liens and encumbrances and shall become a part of the Property as Personal Property
Collateral.   Trustor  will cooperate  with Beneficiary  and  Trustee and  will pay all costs, including attorneys' fees, incurred in subjecting to the lien hereof all items so substituted and Beneficiary will cooperate with Trustor in securing, if necessary, a release from the lien hereof of the Personal Property Collateral for which the substitution is made and in providing such other documents as may be required to facilitate the removal and substitution.

         4.21    Beneficiary's Approval.   Trustor shall not  enter into any
lease  or sublease  of any portion of the Property without  the prior written
approval of Beneficiary.   Beneficiary may refuse such approval  for any reason
or may condition its approval upon  such events or occurrences as Beneficiary
deems appropriate, in its sole  and unfettered discretion.   Notwithstanding
the foregoing, Trustor may enter into a lease for the Property on market terms and rates for terms of five (5) years or less (inclusive of all extensions and renewal options) upon prior written approval of
Beneficiary,  which approval  shall  not  be unreasonably withheld.   All
leases of the Property greater than one month shall specifically provide that they are subordinate to this Deed of Trust; that the tenant attorns to Beneficiary, such attornment to be effective upon Beneficiary's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Beneficiary may from time to time request, that the attornment of the tenant shall not be terminated by foreclosure; and that Beneficiary may, at Beneficiary's option, accept or reject such attornments.


                                     14                SWI ARIZONA DEED OF TRUST

                                   ARTICLE 5
                    ASSIGNMENT OF RENTS, ISSUES AND PROFITS

         5.01    Assignment of Rents,  Issues and Profits.   Trustor hereby
grants, transfers and assigns to Beneficiary all of the Rents of the Property and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents. Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, with full power of substitution, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in its name or in the name of Trustor, for all such Rents, and apply the same to the Secured Obligations; provided, however, that Trustor shall have the right to collect such Rents (but not more than one month in advance unless the written approval of Beneficiary has first been obtained), and to retain and enjoy the same, so long as an Event of Default, or an event or condition in which, with notice or lapse of time would constitute an Event of Default, shall not have occurred hereunder
and be continuing.   The assignment of the Rents  in this  Section 5.01  is
intended to be  an absolute  assignment from  Trustor to  Beneficiary and not
merely  the passing of  a security interest.   The appointment granted  herein
shall  be deemed to  be a power coupled with an interest.

         5.02    Collection Upon Default.   To the extent permitted by law,
upon the occurrence of an Event of Default hereunder, Beneficiary may, at any time without notice, either in person, by agent, or by a receiver appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, enter upon and take possession of the Property, or any part thereof, and, with or without taking possession of the Property or any portion thereof, in its own name sue for or otherwise collect such Rents (including those past due and unpaid, and all prepaid rents and all other monies which may have been or may hereafter be deposited with Trustor by any lessee or tenant of Trustor to secure the payment of any rent or for any services thereafter to be rendered by Trustor for any other obligation of any tenant to Trustor arising under any lease, and Trustor agrees that, upon the occurrence of any Event of Default hereunder, Trustor upon the request of Beneficiary shall promptly deliver all such Rents and other monies to Beneficiary), and Beneficiary may apply the same, less reasonable costs and expenses of operation and collection, including, but not limited to, attorneys' fees and expenses, whether or not suit is brought or prosecuted to judgment, upon any of the Secured Obligations, notwithstanding that said Secured Obligation or the performance of said Secured Obligation may not then
be  due.   The collection  of such  Rents, or  the entering  upon and  taking possession of the Property, or the application thereof as aforesaid, shall not cure or waive any default, notice of default or Event of Default hereunder or invalidate any act done in response to such default or Event of Default or pursuant to such notice of default and shall not be deemed or construed to make Beneficiary a mortgagee-in-possession of the Property or any portion thereof.

         5.03 Specific Assignments of Leases. Upon the occurrence of an Event of Default and following demand of Beneficiary, Trustor shall, from time to time hereafter, execute and deliver to Beneficiary recordable assignments of any or all leases affecting the Property (the "Leases"). Each such assignment shall be made by an instrument (herein, an
"Assignment of Lease") in form and substance satisfactory to Beneficiary; provided, however, that no such Assignment of Lease shall be construed as imposing upon Beneficiary any obligation with respect to the Leases
or  any  of them.    A  default by  Trustor  in the performance of any covenant of any lease so assigned to Beneficiary, by reason of which default the lessee or other party thereunder has the right to cancel such lease or to claim any diminution or offset against future Rents shall, at the option of Beneficiary, constitute an Event of Default hereunder and Beneficiary shall have all the rights and remedies set forth herein as if such Event of Default had occurred hereunder. Beneficiary may, at its option, exercise its rights hereunder or under any such Assignment of

                                     15                SWI ARIZONA DEED OF TRUST

Lease, and such exercise shall not constitute a waiver of any right hereunder or thereunder. To the extent not inconsistent, all rights and remedies of Beneficiary under any such Assignment of Lease and under this Deed of Trust shall be cumulative.


                                   ARTICLE 6

                                 ENVIRONMENTAL

         6.01 Definitions. In addition to any terms defined elsewhere in this Deed of Trust, as used in this Article 6:

                 A. "HAZARDOUS SUBSTANCE" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant," or which is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance, or any petroleum products, including crude oil and any product derived directly or indirectly from, or any fraction or distillate of, crude oil.

                 B. "INDEMNIFIED COSTS" means all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including, but not limited to, foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including, but not limited to, sums paid in settlement of claims and all consultant, expert and legal fees and expenses of Beneficiary's counsel), including, but not limited to, those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work (whether of the Property or any other property), or any resulting damages, harm or injuries to the person or property of any third parties or to any natural resources.

                 C. "INDEMNIFIED PARTIES" means and includes Beneficiary, Trustee, their respective parents, subsidiaries and affiliated companies, assignees of any of Beneficiary's or Trustee's interest in the Loan Documents, owners of participation or other interests in the Loan Documents, any purchasers of the Property at any trustee's sale or judicial foreclosure sale or from Beneficiary or any of its affiliates, and the officers, directors, employees and agents of each of them.

         6.02    Indemnity  Regarding Hazardous  Substances.   Trustor
indemnifies and holds the Indemnified Parties harmless for, from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Property, or in the soil, groundwater or soil vapor on or under the Property, including, but not limited to:

                 A. Any claim for such Indemnified Costs asserted by any federal, state or local governmental agency, including the United States Environmental Protection Agency and the Arizona Department of Environmental Quality, and including any claim that any Indemnified
Party is liable for any such indemnified Costs as an "owner" or "operator" of the Property under any law relating to Hazardous Substances; and

                 B. Any such Indemnified Costs claimed against any Indemnified Party by any person other than a governmental agency, including any person who may purchase or lease all or any portion of the Property from Trustor, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the Property; any person who may at any time be


                                                       SWI ARIZONA DEED OF TRUST
responsible for any clean-up costs or other Indemnified Costs relating to the Property; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance; and

                 C. Any such Indemnified Costs which any Indemnified Party reasonably believes at any time must be incurred to comply with any law, judgment, order, regulation or regulatory directive relating to Hazardous Substances, or which any Indemnified Party reasonably believes at any time must be incurred to protect the public health or safety; and

                 D. Any such Indemnified Costs resulting from currently existing conditions in, on or around the Property, whether known or unknown by Trustor or the Indemnified Parties at the time this Agreement is executed, and any such Indemnified Costs resulting from the activities of Trustor, Trustor's tenants, or any other person in, on or around the Property.

         6.03    Indemnity  Regarding Construction  and  Other  Risks.
Trustor indemnifies and holds the Indemnified Parties harmless for, from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from construction of any improvements on the Property, including any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations, ordinances, governmental policies or standards, reports, subdivision maps or development agreements that apply or pertain to the Property; or breach of any representation or warranty made or given by Trustor to any of the Indemnified Parties or to any prospective or actual buyer or lessee of all or any portion of the Property; or any claim or cause of action of any kind by any party that any Indemnified Party is liable for any act or omission of Trustor or any other person or entity in connection with the possession, sublease, operation or development of the Property.

         6.04 Defense of Indemnified Parties. Upon demand by any Indemnified Party, Trustor shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with Trustor or any other person, all at Indemnitor's own cost and by counsel to be approved by the
Indemnified Party  in the exercise of its sole discretion.   In the
alternative, any Indemnified Party may elect to conduct its own defense at the expense of Trustor.

         6.05 Representation and Warranty Regarding Hazardous Substances. Trustor has researched and inquired into the previous uses and operations
on  the Property.    Based on  that due  diligence,  Trustor represents and
warrants that to the best of its knowledge, no Hazardous Substance has been disposed of or released, or otherwise now exists, in, on, under or around the Property, except as Trustor has disclosed to Beneficiary in writing and except as to use, generation, manufacture, storage, treatment, disposal or release of Hazardous Substances that are: (a) generally recognized to be appropriate to the normal business uses of Trustor; and (b) in compliance with applicable local, state and federal laws, rules and regulations.

         6.06 Compliance Regarding Hazardous Substances. Trustor has complied, and shall comply and cause all tenants and any other persons who may come upon the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substance, including, but not limited to, those requiring disclosures to prospective and actual purchasers of an interest in all or any portion of the Property. Trustor also has complied and shall comply with the recommendations of any qualified environmental engineer or other expert which apply or pertain to the Property.

         6.07    Notices  Regarding Hazardous  Substances.   Trustor shall
promptly notify Beneficiary if it knows, suspects or believes there may be any Hazardous Substance in or around the Property, or in the soil, groundwater or soil vapor on or under the Property, or that Trustor or the Property may be subject to any


                                                       SWI ARIZONA DEED OF TRUST
threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance;
provided, however, that  no such notice is  required if the  Hazardous
Substance is:   (a)  generally recognized  to be  appropriate to  Trustor's normal business uses; and (b) in compliance with applicable local, state and federal laws, rules and regulations.

         6.08    Site  Visits,  Observations  and Testing.    The  Indemnified
Parties and their agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting
tests on any  part of the Property.   The Indemnified  Parties have no  duty,
however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Trustor, nor any other party, is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Trustor or any other party against, or to inform Trustor or any other party of, any Hazardous
Substances or any other adverse  condition affecting the Property.   Any
Indemnified Party shall give Trustor reasonable notice before  entering the
Property.   The Indemnified Party shall make  reasonable efforts to avoid interfering with Trustor's use of the Property in exercising any rights provided in this Section 6.08.

         6.09    Survival.   The  provisions of  this  Article  6 shall
survive the repayment of the Secured Obligations and satisfaction of this Deed of Trust, trustee's sale or judicial foreclosure of this Deed of Trust. Notwithstanding anything to the contrary contained in this Article 6, Trustor shall have no obligation to indemnify any Indemnified Party for Indemnified Costs solely resulting from such Indemnified Party's gross negligence or willful misconduct, or for any Indemnified Costs arising solely from actions taken after the Property has been conveyed via Trustee's sale or judicial foreclosure.


                                   ARTICLE 7

                               SECURITY AGREEMENT

         7.01    Security  Interest.   This Deed  of Trust  shall constitute  a
security agreement within the meaning of Chapter 9 of the UCC, as to the Personal Property Collateral and as to any other property covered and encumbered by this Deed of Trust as to which the provisions of Chapter 9 of the UCC may apply, and is intended to create a security interest in such property in favor of Beneficiary. Trustor agrees to execute and deliver on demand such security agreements, financing statements, continuation statements and other instruments as Beneficiary may request in order to impose or perfect the security interest and lien of Beneficiary upon any of the Personal Property Collateral.

         7.02    Remedies Upon Default.   Upon the occurrence of  any Event of
Default hereunder, Beneficiary shall have the right, in addition to the rights granted to Beneficiary under the other Loan Documents, to cause any of the Personal Property Collateral to be sold at any one or more public or private sales as permitted by the UCC or other applicable law, and Beneficiary shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any person, including both Trustee and Beneficiary, shall be eligible to purchase any part or all of such property at
any disposition  to the  extent  permitted by  applicable  law.   All
reasonable expenses of retaking, holding, preparing for sale, selling or the like shall be borne by Trustor and shall include, Beneficiary's and Trustee's


                                                       SWI ARIZONA DEED OF TRUST
attorneys'  fees and expenses.   Trustor, upon demand  of Beneficiary,  shall
assemble such Personal Property Collateral and make it available to Beneficiary at such place as shall be required by Beneficiary in its sole discretion. Beneficiary shall give Trustor at least ten days prior written notice of the time and place of any public sale of such property or after which any private sale or any other intended disposition is to be made.
Notice provided to Trustor in the manner provided herein shall be deemed to be commercially reasonable notice of such sale or other disposition.

         7.03    Fixture Filing   This  Deed of  Trust constitutes  a financing
statement filed as a fixture filing under A.R.S. Section 47-9402.F, or any successor similar statute, covering any Property which now is or later may become fixtures attached to the Land or Improvements.


                                   ARTICLE 8

                               EVENTS OF DEFAULT;
                        REMEDIES UPON EVENTS OF DEFAULT

         8.01    Events of Default.   Trustor shall be in  default hereunder
(an "Event of Default") upon the occurrence of any one or more of the following events: (i) Trustor fails to pay any amount when due under the Note, subject to applicable notice and cure periods; (ii) Trustor breaches any provision contained in this Deed of Trust, subject to applicable notice and cure periods; (iii) Trustor applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, sequestrator or other custodian for Trustor, or makes a general assignment for the benefit of creditors; or
(iv) Trustor permits or suffers to exist the commencement of bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, except for any involuntary proceeding initiated or consented to by Beneficiary, or dissolution, winding up or liquidation proceeding in respect of Trustor.

         8.02 Acceleration Upon Default; Additional Remedies. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at its option, declare the Secured Obligations to be immediately due and payable without any presentment, demand, protest or notice of any kind. Notice of acceleration to Trustor shall not be required. Whether or not Beneficiary exercises said option, Beneficiary may, to the extent permitted by law, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of the Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Property, or part thereof or interest therein, increase the income therefrom or protect the security thereof and, with or without taking possession of the Property, sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less reasonable costs and expenses of operation and collection, including, but not limited to, attorneys' fees and expenses, upon the Secured Obligations all in
such  order  as Beneficiary may determine.   The entering upon and  taking
possession of the Property, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any default, notice of default or Event of Default hereunder or invalidate any act done in response to such default or Event of Default, or pursuant to such notice of default and, notwithstanding the continuance in possession by Trustee, Beneficiary or a receiver of all or any portion of the Property or the collection, receipt and application of any of the Rents thereby, the Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including, but not limited to, the right to exercise the power of
sale.   Beneficiary may also exercise  all other rights  and remedies  provided herein, in any Loan Document or in any other document or agreement now or hereafter securing all or any portion of the Secured Obligations, or provided by law.



                                                       SWI ARIZONA DEED OF TRUST

         8.03    Trustee's Sale.

                 A. If any Event of Default hereunder occurs, Beneficiary may invoke the power of sale by delivering to Trustee a written
statement of  breach or  non-performance.   Trustee shall  then record  a
Notice of Sale in the Recorder's Office of the county in which the Property is located and shall mail copies of the Notice of Sale and any other notice as prescribed by applicable law to Trustor and to the other persons as
prescribed  by applicable  law.    After  such  time  as required  by
applicable law, and after publication and posting of the Notice of Sale in accordance with applicable law, Trustee, without demand on Trustor, shall sell the Property at public auction to the highest bidder for cash at the
time and  place designated  in the Notice of Sale.   Trustee may  postpone sale
of the Property by public declaration at the time and place of any previously scheduled sale unless otherwise required by applicable law. Beneficiary shall be entitled to a credit against its bid up to and including the entire amount of the Secured Obligations, to the extent
permitted by  law.   Trustee shall  deliver to  the purchaser  its Trustee's
deed conveying the  Property without  any covenant or  warranty, expressed  or
implied.   The proceeds  of the  sale shall  be applied  in the following
order: (i)   to all reasonable  expenses of the sale,  including, but not limited to, Trustee's fees and attorneys' fees; (ii) to all sums secured by this Deed of Trust; and (iii) any excess to the person or persons legally entitled to it or to the County Treasurer of the county in which the sale took place, or as otherwise provided by law.

                 B. A sale of less than the whole of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein; and subsequent sales may be made hereunder until all Secured Obligations have been satisfied, or the entire Property sold, without defect or irregularity.

         8.04 Judicial Foreclosure. If any Event of Default hereunder occurs, Beneficiary may commence an action to judicially foreclose this Deed of Trust in the manner provided by law for foreclosure of a mortgage.

         8.05    Appointment of  Receiver.   If  an  Event  of Default
hereunder shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any
application therefor.   Any  such receiver  or receivers shall have  all the
usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of the sale of the Property unless such receivership is sooner terminated.

         8.06 Application of Funds After Event of Default. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at any time without notice, apply any or all sums or amounts received and held by Beneficiary to pay insurance premiums, Impositions, or any of them, or as rents or income of the Property, or as insurance or condemnation proceeds, and all other sums or amounts received by Beneficiary from or on account of Trustor or the Property, or otherwise, upon any Secured Obligation, in such manner and order as Beneficiary may elect, notwithstanding that such Secured Obligation may not yet be due. The receipt, use or application of any such sum or amount shall not be construed to affect the maturity of any Secured Obligations, or any of the rights or powers of Beneficiary or Trustee under the terms of the other Loan Documents, or any of the obligations of Trustor under this Deed of Trust or the other Loan Documents, or to cure or waive any default, notice of default or Event of Default hereunder or under any of the other Loan Documents; or to invalidate any act of Trustee or Beneficiary.



                                                       SWI ARIZONA DEED OF TRUST

         8.07 Costs of Enforcement. If any Event of Default hereunder occurs, Beneficiary and Trustee, and each of them, may employ attorneys to protect their rights hereunder. Trustor promises to pay to Beneficiary, on demand, the reasonable fees and expenses of such attorneys and all other costs of enforcing the Secured Obligations, including, but not limited to, recording fees, the expense of a Trustee's Sale Guarantee, Trustee's fees and expenses, receivers' fees and expenses, and all other expenses, of whatever kind or nature, incurred by Beneficiary and Trustee, and each of them, in connection with the enforcement of the Secured Obligations, whether or not such enforcement includes the filing of a lawsuit. Until paid, shall bear interest, from date of expenditure, at the Default Rate, and shall be secured hereby.

         8.08    Remedies Not  Exclusive.   Trustee and Beneficiary,  and each
of them, shall be entitled to enforce payment and performance of any Secured Obligation and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any law now or hereafter in force, notwithstanding some or all of the said Secured Obligations may now or hereafter be otherwise secured, whether by guaranty, mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust, nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now  or hereafter held by  Beneficiary or  Trustee in  such
order  and manner  as they  may in  their absolute discretion  determine.   No
remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given hereby or by any of the other Loan Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue remedies as each in their sole discretion shall deem appropriate.


                                   ARTICLE 9
                   REPRESENTATIONS AND WARRANTIES OF TRUSTOR

                 Trustor represents and warrants that, except as previously disclosed to Beneficiary in a writing:

                 A. Trustor lawfully possesses and holds the Land and Improvements;

                 B. Trustor has or will have good title to all Property other than the Land and Improvements;

                 C. Trustor has the full and unlimited power, right and authority to encumber the Property and assign the Rents;

                 D. This Deed of Trust creates a first and prior lien on the Property;

                 E. The Property includes all property and rights which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Land and Improvements;


                                     21                SWI ARIZONA DEED OF TRUST

                 F. Trustor owns the Personal Property Collateral free and clear of any security interests, liens, security agreements, reservations of title or conditional sales contracts, and there is no financing statement affecting such Personal Property Collateral on file in any public office; and

                 G. Trustor's place of business, or its chief executive office if it has more than one place of business, is located at the address specified above.


                                   ARTICLE 10
                     MISCELLANEOUS COVENANTS AND AGREEMENTS

         10.01 Amendments. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

         10.02   Trustor's Waiver of Rights.   Trustor hereby waives, to the
extent permitted by law: (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Property, and, whether now existing or hereafter arising or created;
(b) all rights of redemption, valuation, stay of execution, notice of election to mature or declare due the whole of the Secured Obligations and marshaling in the event of trustee's sale of judicial foreclosure of the liens hereby created; and (c) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of Arizona pertaining to the rights and remedies of sureties.

         10.03 Statements by Trustor. Trustor shall, within 10 days after notice thereof from Beneficiary, deliver to Beneficiary a written statement setting forth the amounts then unpaid and secured by this Deed of Trust and stating whether any offset or defense exists against such amounts.

         10.04 Reconveyance by Trustee. Upon the written request of Beneficiary stating that all Secured Obligations have been paid and fully performed, and upon payment by Trustor of Trustee's fees and the costs and expenses of executing and recording any requested reconveyance, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto,
without warranty,  any portion  of the  Property then  held hereunder.   The
recitals  in any such reconveyance  of any matter  or fact  shall be conclusive
proof of the truthfulness  thereof.   The  grantee  in any  such reconveyance
may be described as "the person or persons legally entitled thereto." Beneficiary agrees to execute all documents, instruments, agreements and financing statements in connection with any such reconveyance of the Property and the security interest granted pursuant to Section 2.02 above.

         10.05 Notices. Whenever Beneficiary, Trustor or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, unless otherwise required by applicable law, each such notice, demand, request or other communication shall be in writing and shall become effective: (i) upon delivery by hand; (ii) two business days after being deposited, by the party giving such notice, demand, request or other communication, with the United States Postal Service, certified, postage prepaid; or (iii) one business day after being delivered, by the party giving such notice, demand, request or other communication, to a nationally recognized overnight courier delivery service, with the charge for such overnight delivery prepaid, in either case addressed to the parties to whom such notice, demand, request or other communication is directed, at the addresses for such parties set forth in the first paragraph of this Deed of Trust, or at such other addresses as each party may designate from time to time by


                                     22                SWI ARIZONA DEED OF TRUST
delivering  notice as  provided herein.   All  such notices and  other
communications shall be effective when mailed; provided, however, that notices to Beneficiary shall be effective only when received by Beneficiary. Notice given in any other manner shall be effective only if and when received by the addressee.

         10.06   Captions.   The captions or headings  at the beginning of
Articles, Sections and Subsections hereof are for the convenience of the parties and shall not be used in construing it.

         10.07 Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity, or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or by trustee's sale, judicial foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

         10.08   Subrogation.   To the extent that proceeds  of the Secured
Obligations created under the Loan Documents are used, either directly or indirectly, to pay any outstanding lien, charge or prior encumbrance against the Property, Beneficiary shall be subrogated to any and all rights and liens held by an owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

         10.09   No Merger of Lease.   Upon the trustee's sale or  judicial
foreclosure of the lien created by this Deed of Trust on the Property pursuant to the provisions hereof, any lease or sublease or rental agreement then existing and affecting all or any portion of the Property shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such trustee's sale or judicial foreclosure unless Beneficiary or any purchaser at such trustee's sale or judicial foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written
notice thereof  to such tenant  or subtenant.   If both the lessor's and
lessee's estate under any lease or any portion thereof which constitutes a part of the Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary hereunder as to the separate estates, except as otherwise provided by law.

         10.10 Governing Law. This Deed of Trust, and its validity, enforcement and interpretation, shall be governed by Texas law (without regard to any conflict of laws principles) and applicable United States federal law, except to the extent of procedural and substantive matters relating only to the creation and perfection of liens and security interests in, and the enforcement of rights and remedies against, the Property, which matters shall be governed by the laws of the State of Arizona.

         10.11   Joint and Several Obligations.   Should this Deed of Trust  be
signed by more than one party, all obligations herein contained shall be deemed to be the joint and several obligations of each party executing this Deed of Trust.


                                     23                SWI ARIZONA DEED OF TRUST

         10.12   Interpretation.    In this  Deed  of  Trust  the singular
shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires; and the word "person" shall include corporation, partnership, joint venture, limited liability company or other form of association or legal entity recognized in law.

         10.13 Corrections. Trustor shall, upon request of Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Beneficiary to carry out more effectively the purposes hereof, to subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, or to perfect and maintain such lien and security interest.

         10.14   Further Assurances.   Trustor  agrees to  do or  to cause  to
be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto Beneficiary or Trustee their rights, powers and remedies hereunder; and, upon request by Beneficiary or Trustee, shall supply evidence of fulfillment  of each of the  covenants herein contained concerning
which a  request for such evidence  has been made.   In the event that  Trustor
fails or refuses to execute and deliver any assignments, agreements, powers or instruments pursuant to this Section 10.14, Trustor irrevocably appoints Beneficiary or Trustee, as applicable, its true and lawful attorney-in-fact, with full power of substitution, to execute and deliver any such assignments, agreements, powers and instruments. The appointment granted herein shall be deemed to be a power coupled with an interest.

         10.15   Execution of Instruments by Trustee.   At any time, and from
time to time, without liability therefor and without notice, upon written request of Beneficiary and without affecting the personal liability of any person for payment of the indebtedness or the performance of any other obligation secured hereby, Trustee may: (a) release and reconvey any part of said Property; (b) consent in writing to the making of any map or plat thereof; (c) join in granting any easement thereon; or (d) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or instrument relating hereto or to the Property or any portion thereof.

         10.16   Appointment of Successor  Trustee.   Beneficiary may,  from
time to  time remove  Trustee and appoint a successor Trustee to  any Trustee
appointed hereunder.   A Notice of Substitution of Trustee in  the form
required by applicable law shall be recorded with the County Recorder of the county in which the Land is located.

         10.17   Successors  and Assigns.   Subject  to Section  4.19 above,
this Deed  of Trust  applies  to, inures  to  the  benefit   of  and  binds
Trustor,  Trustee  and  Beneficiary  and  their   respective  legal
representatives, successors and assigns.

         10.18 Priority. Except as otherwise expressly set forth in the Credit Agreement, this Deed of Trust is intended to have and retain priority over all other liens and encumbrances upon the Property, excepting only: (a) such taxes, assessments, or Impositions as have, or by law gain, priority over the lien created hereby; (b) covenants, conditions, restrictions, easements, and rights of way which are of record or are disclosed of record affecting the Property that have been approved by Beneficiary in writing; (c) leases, liens, encumbrances and other matters as to which Beneficiary hereafter expressly subordinates the lien of this Deed of Trust by written instrument in recordable form. Under no circumstance shall Beneficiary be obligated or required to subordinate the lien hereof to any lease, lien, encumbrance, covenant or other


                                     24                SWI ARIZONA DEED OF TRUST
matter  affecting the Property  or any portion thereof.   Beneficiary  may,
however, at Beneficiary's option, exercisable in its sole and absolute discretion, subordinate the lien of this Deed of Trust, in whole or in part, to any or all leases, liens, or encumbrances by executing and recording with the County Recorder of the county in which the Land is located, a unilateral declaration of such subordination specifying the lease, lien, encumbrance or other matter or matters to which this Deed of Trust shall thereafter be subordinate.

         10.19 Change of Law. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property, for the purposes of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes so as to affect adversely the rights of Beneficiary under this Deed of Trust, the Secured Obligations shall become due and payable at the option of Beneficiary exercised by 30 days notice to Trustor unless Trustor, within such 30 day period, shall, if permitted by law, assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until full payment of the Secured Obligations.

         10.20   No Waiver.   No waiver by Beneficiary  of any Event of
Default, default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such Event of Default, default or breach if such Event of Default, default or breach persists or is repeated, and no express waiver shall affect any Event of Default, default or breach other than the particular Event of Default, default or breach referred to in such waiver and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

         10.21 Abandonment. Subject to such security agreements or other liens as may exist thereon with the consent of Beneficiary, or any provided for herein, any and all Personal Property Collateral that upon trustee's sale or judicial foreclosure of the Property is owned by Trustor and is used in connection with the operation of the Property, shall be deemed, at the option of Beneficiary, to have become a part of the Property and abandoned to Beneficiary in its then condition.

         IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed by its duly authorized officers, agents or representatives as of the date first above written.

                                    "TRUSTOR"

                                    SOUTHWESTERN ICE, INC., a Texas
                                    corporation

                                    By:
                                       ----------------------------------------
                                       James F. Stuart, Chief Executive Officer


                                    WITNESS

         In accordance with the requirements of A.R.S. Section 14-5503, the undersigned has executed this Deed of Trust solely for the purpose of witnessing the grant of a power of attorney by Trustor to Beneficiary as described in this Deed of Trust.

                                     25                SWI ARIZONA DEED OF TRUST

                                                -----------------------------

                                                -----------------------------


STATE OF TEXAS            )
                          )
COUNTY OF BEXAR           )

         The foregoing instrument was acknowledged before me this ___ day of September, 1997, by James F. Stuart, as President of SOUTHWESTERN ICE, INC., a Texas corporation, on behalf of said corporation.


                                                -----------------------------
                                                Notary Public

My commission expires:

-----------------------------

                                     26                SWI ARIZONA DEED OF TRUST

                                   EXHIBIT A
                               Legal Description




                                                       SWI ARIZONA DEED OF TRUST